FormulaFolios Tactical Income ETF - FFTI

FormulaFolios Hedged Growth ETF - FFHG

FormulaFolios Smart Growth ETF - FFSG

FormulaFolios Tactical Growth ETF - FFTG

each a series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated July 8, 2020

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2019

On July 2, 2020, FormulaFolio Investments LLC (the “Adviser”), the investment adviser to the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF (each a “Fund,” and, collectively, the “Funds”), each a series of the Trust, announced that AmeriLife Group, LLC (“AmeriLife”), two executive officers of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife, purchased the interests in the Adviser held by the Adviser’s original owners (the “Transaction”), four of whom remained as shareholders following the Transaction.

The Transaction was deemed to have caused an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreement between each Fund and the Adviser (the “Former Advisory Agreement”). The Board of Trustees of the Trust recently approved an interim investment advisory agreement between each Fund and the Adviser, which became effective at the closing of the Transaction and will continue in effect for a maximum period of 150 days. Furthermore, the Board of Trustees approved a new investment advisory agreement between each Fund and the Adviser (the “New Advisory Agreement”) that will be submitted to shareholders of each Fund for approval and would take effect upon such shareholder approval. The New Advisory Agreement will be substantially similar to the Funds’ Former Advisory Agreement. The Transaction is not expected to impact the day-to-day operations of the Funds, and the portfolio managers of the Funds will remain the same. The two executive officer of BCM were named executive officers to the Adviser.

A special shareholder meeting of the Funds to vote on a proposal to approve the New Advisory Agreement is expected to be held in the third quarter of 2020. There can be no assurance that the shareholders of any Fund will vote to approve the New Advisory Agreement.

The Adviser is a registered investment advisor (RIA) that uses money management algorithms to eliminate emotion from the investment processes and empower financial advisors to better serve their clients. Since its founding in 2011, FormulaFolios has grown to over $3 billion in assets under management and over 100 employees. The Adviser is the investment adviser to exchange traded funds and provides an automated wealth management platform for independent financial advisors. The Adviser is headquartered in Grand Rapids, MI and maintains a West Coast office in Costa Mesa, CA. As of May 31, 2020, the Adviser had $3,320,603,658 assets under management.

AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

This Supplement, dated July 8, 2020, the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, dated September 30, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 888-562-8880.